EXHIBIT 10.3

SECOND AMENDMENT TO AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT dated as of March 4, 2021 (the “Amendment”), is entered into among Teledyne Technologies Incorporated, a Delaware corporation (the “Company”), the Designated Borrower party hereto, the Guarantors party hereto, the Lenders party hereto (the “Consenting Lenders”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Designated Borrower party thereto, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent entered into that certain Amended and Restated Term Loan Credit Agreement dated as of October 30, 2019 (as amended by that certain First Amendment to Amended and Restated Term Loan Credit Agreement, dated as of January 19, 2021, and as further amended, restated, amended and restated, supplemented, extended or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, in connection with the Firework Acquisition, the Company has requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments.

(a) Section 1.01 of the Credit Agreement is amended to add the following new defined terms in the appropriate alphabetical order:

“FLIR Notes” means the senior notes issued under the Indenture dated as of August 3, 2020, as supplemented by the First Supplemental Indenture dated as of August 3, 2020, each between the Acquired Company and U.S. Bank National Association, as trustee.

“Guaranty Release Conditions” means the conditions specified on Schedule 1.01(a).

“Guaranty Release Date” means the day on which the Company shall have delivered a certificate, signed by a Responsible Officer of the Company, to the Administrative Agent, certifying that each of the Guaranty Release Conditions has been satisfied.

“Teledyne FLIR” means Teledyne FLIR, LLC, a limited liability company.

(b) The definition of “Subsidiary Guarantors” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Subsidiary Guarantors” means (a) prior to the Guaranty Release Date, each Domestic Subsidiary of the Company that is a Material Subsidiary and (b) each other Person that joins as a Guarantor pursuant to Section 7.12, together with their successors and permitted assigns.

(c) The definition of “Consolidated Net Debt to EBITDA Ratio” in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “$100,000,000” with “$250,000,000”.

(d) Section 7.12 of the Credit Agreement is hereby amended and restated as follows:

Promptly, and in any event, not later than thirty (30) days, after (A) the consummation of the Firework Acquisition (to the extent the FLIR Notes are outstanding at such time), cause Teledyne FLIR and (B) prior to the Guaranty Release Date, the acquisition or formation of any Domestic Subsidiary that is a Material Subsidiary, notify the Administrative Agent thereof in writing, and cause such Domestic Subsidiary, in each case of clauses (A) and (B), to (a) become a Guarantor by executing and delivering to the Administrative Agent a Joinder Agreement or such other documents as the Administrative Agent shall deem appropriate for such purpose, and (b) deliver to the Administrative Agent documents of the types referred to in Section 5.01(f) and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (a)), all in form, content and scope reasonably satisfactory to the Administrative Agent.

(e) Section 10.10 of the Credit Agreement is hereby amended and restated as follows:

The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to (a) release any Guarantor from its obligations under the Guaranty and the other Loan Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder, (b) release any Guarantor (other than Teledyne FLIR which shall only be released in accordance with the preceding clause (a) or the succeeding clause (c)) from its obligations under the Guaranty and the other Loan Documents if it ceases to be a Material Subsidiary or (c) release Teledyne FLIR from its obligations under the Guaranty and the other Loan Documents if (i) the FLIR Notes are redeemed or repaid in full or (ii) the FLIR Notes are assumed by the Company and Teledyne FLIR is released from all its obligations thereunder.

The Lenders and the Administrative Agent hereby agree that upon the occurrence of the Guaranty Release Date, each of the Guarantors (other than Teledyne FLIR) shall automatically be released as a Guarantor under the Guaranty and the other Loan Documents.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any Guarantor from its obligations under the Guaranty and the other Loan Documents, pursuant to this Section 10.10.

(f) The Schedules to the Credit Agreement are hereby amended by adding Schedule 1.01(a) attached as Exhibit A hereto.

2. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent (the date such conditions precedent are satisfied, the “Second Amendment Effective Date”):

(a) Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Company, the Designated Borrower, the Guarantors, the Consenting Lenders (constituting the Required Lenders (as defined in the Credit Agreement)) and Bank of America, N.A., as Administrative Agent.

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(b) Unless waived by the Administrative Agent, the Company shall have paid all Attorney Costs of the Administrative Agent (directly to such counsel, if so requested by the Administrative Agent) to the extent invoiced prior to or on the Second Amendment Effective Date, plus such additional amounts of Attorney Costs as shall constitute its reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).

3. Miscellaneous.

(a) The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b) Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c) Each Loan Party hereby represents and warrants as follows:

(i) Each Loan Party has taken all necessary corporate or limited liability company action to authorize the execution, delivery and performance of this Amendment.

(ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or any other Person with respect to any Contractual Obligation is required in connection with the execution, delivery or performance by any Loan Party of this Amendment other than those that have already been obtained and are in full force and effect or the failure of which to have obtained would not reasonably be expected to have a Material Adverse Effect.

(d) After giving effect to this Amendment, the Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (unless already qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of the date hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (unless already qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of such earlier date, and except that for purposes of this Amendment, the representations and warranties contained in Section 6.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to

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Sections 7.01(a) and (b) of the Credit Agreement, respectively and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e) Each Lender party hereto represents and warrants that, after giving effect to this Amendment, the representations and warranties of such Lender set forth in the Credit Agreement are true and correct as of the Second Amendment Effective Date. Each Lender party hereto hereby agrees to comply with the covenants applicable to such Lender set forth in the Credit Agreement.

(f) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

(g) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(h) The terms of Sections 11.14 and 11.15 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of right to trial by jury are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

COMPANY:	TELEDYNE TECHNOLOGIES INCORPORATED,
a Delaware corporation

	By:	/s/ Susan L. Main
	Name:	Susan L. Main
	Title:	Senior Vice President and Chief Financial Officer

DESIGNATED BORROWER:	TELEDYNE NETHERLANDS B.V.,
a Dutch company with limited liability having its official seat (statutaire zetel) in Amsterdam, the Netherlands, registered with the Dutch trade register under number 52020444

	By:	/s/ Stephen F. Blackwood
	Name:	Stephen F. Blackwood
	Title:	Authorized Signatory

TELEDYNE TECHNOLOGIES INCORPORATED

SECOND AMENDMENT TO AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT

GUARANTORS:	TELEDYNE BROWN ENGINEERING INC.,
a Delaware corporation

	By:	/s/ Stephen F. Blackwood
	Name:	Stephen F. Blackwood
	Title:	Senior Vice President and Treasurer

TELEDYNE INSTRUMENTS INC.,
a Delaware corporation

	By:	/s/ Susan L. Main
	Name:	Susan L. Main
	Title:	Senior Vice President and Chief Financial Officer

TELEDYNE TECHNOLOGIES INTERNATIONAL CORP.,
a Delaware corporation

	By:	/s/ Stephen F. Blackwood
	Name:	Stephen F. Blackwood
	Title:	Senior Vice President and Treasurer

TELEDYNE DEFENSE ELECTRONICS, LLC,
a Delaware limited liability company

	By:	/s/ Stephen F. Blackwood
	Name:	Stephen F. Blackwood
	Title:	Senior Vice President and Treasurer

TELEDYNE TECHNOLOGIES INCORPORATED

SECOND AMENDMENT TO AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Maurice Washington
	Name:	Maurice Washington
	Title:	Vice President

TELEDYNE TECHNOLOGIES INCORPORATED

SECOND AMENDMENT TO AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ Mukesh Singh
	Name:	Mukesh Singh
	Title:	Director

TELEDYNE TECHNOLOGIES INCORPORATED

SECOND AMENDMENT TO AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Jonathan Bennett
Name:	Jonathan Bennett
Title:	Executive Director

TELEDYNE TECHNOLOGIES INCORPORATED

SECOND AMENDMENT TO AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT

MUFG BANK, LTD.,
as a Lender

By:	/s/ Jeffrey Flagg
Name:	Jeffrey Flagg
Title:	Authorized Signatory

TELEDYNE TECHNOLOGIES INCORPORATED

SECOND AMENDMENT TO AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT

PNC NATIONAL ASSOCIATION
as a Lender

By:	/s/ Karl Thomasma
Name:	Karl Thomasma
Title:	SVP

TELEDYNE TECHNOLOGIES INCORPORATED

SECOND AMENDMENT TO AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT

TRUIST BANK, formerly known as Branch Banking and Trust Company as a Lender

By:	/s/ Jonathan Hart
Name:	Jonathan Hart
Title:	Vice President

TELEDYNE TECHNOLOGIES INCORPORATED

SECOND AMENDMENT TO AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT

Exhibit A

Schedule 1.01(a)

Conditions

(i) no Default or Event of Default shall have occurred and be continuing;

(ii) the Company has received the following three public or private ratings for the Index Debt: (I) Baa3 or better from Moody’s, (II) BBB- or better from S&P and (III) BBB- or better from Fitch, Inc., in each case with a stable (or better) outlook; and

(iii) either (a) the Company has delivered, in accordance with Section 8.2(a) of each of the Note Purchase Agreements, a notice of prepayment with respect to all Indebtedness outstanding thereunder which provides that it is irrevocable or (b) the Indebtedness under the Note Purchase Agreements ceases to be guaranteed by the Guarantors.

TELEDYNE TECHNOLOGIES INCORPORATED

SECOND AMENDMENT TO AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT